Exhibit 10.0

Exhibit 10.0 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

FOURTH AMENDMENT TO VENDOR AGREEMENT

This FOURTH AMENDMENT TO THE VENDOR AGREEMENT (this “Fourth Amendment”) is effective as of July 1, 2004 (the “Fourth Amendment Effective Date”) by and between BEST BUY PURCHASING LLC and TIVO INC.

RECITALS

WHEREAS, Best Buy Co., Inc. and TiVo Inc. entered into that certain Vendor Agreement having an effective date of March 3, 2002, as amended (the “Vendor Agreement”); and

WHEREAS, Best Buy Purchasing LLC and TiVo Inc. wish to modify certain provisions in the Vendor Agreement as explicitly set forth in this Fourth Amendment.

NOW, THEREFORE, Best Buy Purchasing LLC and TiVo Inc. agree as follows:

AGREEMENT

Unless stated otherwise, capitalized terms used herein shall have the meanings set forth in the Vendor Agreement.

1. ADDITIONAL DVR PRODUCTS. TiVo agrees that the [*] shall be subject to the Section 1.3 of the Vendor Program Agreement attached to the Vendor Agreement.

2. EFFECT OF AMENDMENT. Except as expressly modified herein, all other terms and conditions of the Vendor Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, Best Buy Purchasing LLC’s and TiVo Inc.’s respective duly authorized officers have executed this Fourth Amendment. This Fourth Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

TIVO INC.		BEST BUY PURCHASING LLC

By:	/s/ Joe Miller	By:	/s/ Ron Boire
Printed Name:	Joe Miller	Printed Name:	Ron Boire
Title:	VP, Sales	Title:	Executive Vice President, OMM

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.